                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

  That the undersigned officers and directors of American Stores Company, a Delaware corporation, do hereby constitute and appoint Victor L. Lund and Teresa Beck, and each one of them, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the 1933 Act, and any rules or regulations or requirements of the Commission in connection with any and all amendments to the American Stores Company Registration Statement and any further amendments thereto. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to any and all amendments to such Registration Statement, to any and all further amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with any such amendments to such Registration Statement or further amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

             SIGNATURES                        TITLE                 DATE

         /s/ Victor L. Lund            Chairman of the          April 22, 1997
-------------------------------------   Board, Chief
           VICTOR L. LUND               Executive Officer
                                        and Director
                                        (Principal
                                        Executive Officer)

        /s/ Pamela G. Bailey           Director                 April 22, 1997
-------------------------------------
          PAMELA G. BAILEY

         /s/ Henry I. Bryant           Director                 April 22, 1997
-------------------------------------
           HENRY I. BRYANT

       /s/ Louis H. Callister          Director                 April 22, 1997
-------------------------------------
         LOUIS H. CALLISTER

      /s/ Arden B. Engebretsen         Director                 April 22, 1997
-------------------------------------
        ARDEN B. ENGEBRETSEN

             SIGNATURES                         TITLE                DATE

         /s/ James B. Fisher            Director                April 22, 1997
-------------------------------------
           JAMES B. FISHER

          /s/ F. R. Gumucio             Director                April 22, 1997
-------------------------------------
            F. R. GUMUCIO

         /s/ Leon G. Harmon             Director                April 22, 1997
-------------------------------------
           LEON G. HARMON

       /s/ Donald B. Holbrook           Director                April 22, 1997
-------------------------------------
         DONALD B. HOLBROOK

         /s/ John E. Masline            Director                April 22, 1997
-------------------------------------
           JOHN E. MASLINE

       /s/ Barbara S. Preiskel          Director                April 22, 1997
-------------------------------------
         BARBARA S. PREISKEL

           /s/ J.L. Scott               Director                April 22, 1997
-------------------------------------
             J.L. SCOTT

         /s/ Arthur K. Smith            Director                April 22, 1997
-------------------------------------
           ARTHUR K. SMITH